UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  July 28, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                    0-13801                 95-2888568
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

            On July 29, 2005, the Board of Directors of Quality Systems, Inc.(referred herein to as the "Company," "Registrant" or "QSI"), approved the following revisions to the Company's compensation program for its four Named Executive Officers:

            (i) base salaries, and their respective effective dates are as follows: Louis Silverman (President and Chief Executive Officer) $400,000, effective November 1, 2005; Patrick Cline (President, NextGen Healthcare Information Systems Division), $400,000, effective November 1, 2005; Gregory Flynn (Executive Vice President, General Manager of QSI Division) $228,000, effective November 1, 2005; Paul Holt (Chief Financial Officer and Secretary), $210,000, effective July 23, 2005; and

            (ii) bonus criteria for the Company's President and Chief Executive Officer, Mr. Louis Silverman, have been modified to increase the maximum annual bonus that may be earned to 100% of his base annual salary (previously, the maximum bonus that could be earned was set at 75% of his base annual salary).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005                    QUALITY SYSTEMS, INC.


                                        By: /s/ Paul Holt
                                            ------------------------------------
                                            Paul Holt
                                            Chief Financial Officer